GE CAPITAL MORTGAGE SERVICES, INC.                                 EXHIBIT 99.38
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
DISTRIBUTION DATE STATEMENT

SEPTEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

                       CUSIP#

          Class A1     36157TVQ1                  32.03411373
                       -------------          ---------------
          Class A2     36157TVR9                   0.00000000
                       -------------          ---------------
          Class A3     36157TVS7                   0.00000000
                       -------------          ---------------
          Class A4     36157TVT5                   0.00000000
                       -------------          ---------------
          Class A5     36157TVU2                   0.00000000
                       -------------          ---------------
          Class AL     36157TVW8                   0.00000000
                       -------------          ---------------
          Class R1     36157TVX6                   0.00000000
                       -------------          ---------------
          Class R2     36157TVY4                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest
          Pay-out Rate:

                       CUSIP#

          Class A1     36157TVQ1                   4.58769742              6.30%
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                   5.54166667              6.65%
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                   5.83333333              7.00%
                       -------------          ---------------   ---------------

          Class A4     36157TVT5                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                   6.37500000              7.65%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                   6.16666667              7.40%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   0.00173951              2.09%
                       -------------          ---------------   ---------------

     (3) Servicing Compensation:                    56,161.61
                                              ---------------

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The amounts below are for the aggregate
of all Certificates:

     (4) Pool Principal Balance;               121,913,486.16
                                              ---------------
         number of Mortgage
         Loans:                                         1,561
                                              ---------------

     (5) Principal Prepayments included
         for Defaulted Mortgage Loans,
         Defective Mortgage Loans, or
         Liquidating Loans                               0.00
                                              ---------------

     (6) Class Certificate Principal
         Balance of each Class;
         Certificate Principal Balance
         of Single Certificate of each
         class:

                                                            Single
                                                         Certificate
    Class            CUSIP #        Class Balance          Balance
      ----------------------------------------------------------------
      Class A1       36157TVQ1      42,932,463.71        841.81301392
                     -------------------------------------------------
      Class A2       36157TVR9      31,000,000.00       1000.00000000
                     -------------------------------------------------
      Class A3       36157TVS7      16,000,000.00       1000.00000000
                     -------------------------------------------------
      Class A4       36157TVT5       7,521,906.00       1000.00000000
                     -------------------------------------------------
      Class A5       36157TVU2      10,025,376.00       1000.00000000
                     -------------------------------------------------
      Class AL       36157TVW8      12,800,000.00       1000.00000000
                     -------------------------------------------------
      Class R1       36157TVX6               0.00          0.00000000
                     -------------------------------------------------
      Class R2       36157TVY4               0.00          0.00000000

                     -------------------------------------------------

     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number
          of related Mortgage Loans:                     0.00
                                              ---------------
                                                         0.00
                                              ---------------

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     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 1,985,575.52
                                              ---------------
                                                           34
                                              ---------------
          Two Payments Delinquent                  450,325.36
                                              ---------------
                                                           10
                                              ---------------
          Three or more Payments Delinquent        471,085.77
                                              ---------------
                                                            5
                                              ---------------
          TOTAL                                  2,906,986.65
                                              ---------------
                                                           49
                                              ---------------

                                              ---------------
          In foreclosure                           398,958.68
                                              ---------------
                                                            2
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:                                0.00
                                              ---------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TVQ1                         0.00
                       -------------          ---------------
          Class A2     36157TVR9                         0.00
                       -------------          ---------------
          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00

                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------
          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class S      36196HE1S                         0.00
                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TVT5                    45,758.26            14.950%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                    63,911.77            15.050%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                    78,933.33             7.400%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   212,069.46             2.087%
                       -------------          ---------------   ---------------

     (12) Maximum Amount:                       10,909,689.02
                                              ---------------

     (13) Amount Available:                     10,252,340.53
                                              ---------------

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Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:/S/Pamela L. Monahan
                               -------------------------------------------------
                               Name:  Pamela L. Monahan
                               Title:  Vice President Financial Information